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EXHIBIT 10.17

                              ISLAND PACIFIC, INC.

                              FOLSOM LEASE SUMMARY

Lease Date:                        September 6, 2005

Landlord:                          Fairfield Investors, L.P

Address of Landlord:               1111 Howe Avenue
                                   Sacramento, CA 95825

Premises:                          Approximately 13,519 square feet

Premises Address:                  400 Plaza Drive, Suite200
                                   Folsom, CA 95630

Term:                              6 Years

Monthly Rent:                      April 1, 2007 - March 31, 2008      $20,954
                                   April 1, 2008 - March 31, 2009      $21,630
                                   April 1, 2009 - March 31, 2010      $22,306
                                   April 1, 2010 - March 31, 2011      $22,982

Estimated Operating Expenses:      $2,700 per month

Tenant's Percentage:               31%

Cash Security Deposit:             $22,982